UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(646) 389-3922

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per Share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Tax Asset Preservation Plan

On April 7, 2023, WeWork Inc. (the “Company” or “WeWork”) entered into a Tax Asset Preservation Plan, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (or any successor rights agent), as it may be amended from time to time (the “Tax Asset Preservation Plan”).

Adoption of Tax Asset Preservation Plan

The board of directors of the Company (the “Board”) has taken actions to facilitate the Company’s ability to preserve its net operating losses (“NOLs”) and certain other tax attributes. In connection therewith, on April 7, 2023, the Board declared a dividend of (a) one Class A Right (a “Class A Right”) in respect of each share of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Shares”) and (b) one Class C Right (a “Class C Right” and together with the Class A Rights, the “Rights”) in respect of each share of Class C Common Stock, par value $0.0001 per share, of the Company (the “Class C Common Shares,” and together with the Class A Common Shares, the “Common Shares”), in each case, outstanding on April 18, 2023 (the “Record Date”) to the stockholders of record on that date. The terms of the Rights are set forth in the Tax Asset Preservation Plan. Each Class A Right initially represents the right for the holder to purchase from the Company, one ten-thousandth (a “Unit”) of a Class A Common Share for a purchase price equal to the quotient of (x) $8.00 divided by (y) ten thousand, and each Class C Right initially entitles its holder to purchase from the Company, one Unit of a Class C Common Share for a purchase price equal to the quotient of (x) $8.00 divided by (y) ten thousand, in each case, subject to adjustment pursuant to the terms of the Tax Asset Preservation Plan.

The purpose of the Tax Asset Preservation Plan is to facilitate the Company’s ability to preserve its NOLs and its other tax attributes in order to be able to offset potential future income taxes for federal income tax purposes. The Company’s ability to use its NOLs and other tax attributes would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Tax Asset Preservation Plan is intended to, among other things, reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the outstanding Class A Common Shares.

The Rights are in all respects subject to and governed by the provisions of the Tax Asset Preservation Plan. The following description of the Tax Asset Preservation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Asset Preservation Plan, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Tax Asset Preservation Plan.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date, the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business on the 10th day following the acquisition of Beneficial Ownership of 4.9% or more of the outstanding Class A Common Shares (including ownership of a Derivatives Position) by a Person or group of affiliated or associated Persons (an “Acquiring

Person”) (or, in the event that an exchange is effected in accordance with Section 24 of the Tax Asset Preservation Plan and the Board determines that a later date is advisable, then such later date) and (ii) 10 Business Days (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer, the consummation of which would result in the Beneficial Ownership by a Person or group (other than an Exempt Person) of 4.9% or more of the outstanding Class A Common Shares (the earlier of such dates, the “Distribution Date”).

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan, (v) any Exempt Person (as described below) or (vi) any Person who or which, together with all Affiliates and Associates of such Person, at the time of the first public announcement of the Tax Asset Preservation Plan, is a Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding (a “Grandfathered Stockholder”); provided, that if, after the date of the Tax Asset Preservation Plan, a Grandfathered Stockholder becomes (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board or pursuant to additional grants of any such equity awards to a member of the Board) the Beneficial Owner of any additional Class A Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Class A Common Shares then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder. For the avoidance of doubt, in the event that after the time of the first public announcement of the Tax Asset Preservation Plan, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Class A Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Class A Common Shares that confers Beneficial Ownership of Class A Common Shares shall be considered the acquisition of Beneficial Ownership of additional Class A Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Tax Asset Preservation Plan unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding.

For the avoidance of doubt, in the event that after the time of the first public announcement of the Tax Asset Preservation Plan, any Person (other than an Exempt Person) becomes, through the exchange of any units representing partnership interests (“OP Units”) in The We Company Management Holdings L.P., a Cayman Islands exempted limited partnership, (the “OP”), (and any corresponding Class C Shares for Class A Common Shares), the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding (or, in the case of a Grandfathered Stockholder, the Beneficial Owner of any additional Class A Common Shares), then such Person shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Class A Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Class A Common Shares then outstanding.

“Beneficial Ownership” shall include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such securities, or changing, obtaining or influencing control of the Company, or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates.

Notwithstanding anything in the Tax Asset Preservation Plan to the contrary, a Person will not be deemed to Beneficially Own any Class A Common Shares by virtue of owning shares of Class C Common Share, any OP Units, or any warrant securities in respect of Class A Common Shares, unless and until the Person actually receives Class A Common Shares in exchange for OP Units and the corresponding number of Class C Common Shares, or in the case of warrant securities, unless and until such time as such Person acquires Class A Common Shares pursuant to the terms of such warrant security, except that the SoftBank Penny Warrants (as defined the Tax Asset Preservation Agreement) will be deemed to give rise to Beneficial Ownership of the Class A Common Shares that underly such warrants.

The Rights are not exercisable until the Distribution Date. Unless earlier redeemed or exchanged, the Rights will expire on April 6, 2024.

Exempt Persons and Transactions

The Board may, in its sole and absolute discretion, determine that a Person is exempt from the Tax Asset Preservation Plan (an “Exempt Person”). In connection with the adoption of the Tax Asset Preservation Plan, the Board determined that, among others, the SoftBank Persons qualify as Exempt Persons. Aside from the SoftBank Persons, no Person shall qualify as an Exempt Person unless the Board’s determination is made prior to such time as such Person becomes an Acquiring Person. Any Person (other than any of the SoftBank Persons) will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor.

In addition, the Board may, in its sole and absolute discretion, exempt any transaction from triggering the Tax Asset Preservation Plan, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Class A Common Shares may apply to the Board in advance for an exemption in accordance with and pursuant to the terms of the Tax Asset Preservation Plan. A Person who does not Beneficially Own any Class A Common Shares prior to the closing of the transactions and related agreements announced by the Company on March 17, 2023 intended to strengthen its capital structure and bolster liquidity by restructuring its outstanding debt and raising additional capital (such transactions, the “Specified Transactions”) will not become an Acquiring Person solely as a result of such transactions (including by the surrender of exchangeable debt instruments issued by any Subsidiary of the Company in connection with the Specified Transactions in exchange for Class A Common Shares). In addition, no Person will become an Acquiring Person solely as the result of any sale or transfer by one or more SoftBank Persons (including as a result of a redemption from a fund that is a SoftBank Person).

Flip-in Event

After the Distribution Date, if a Person (or group) already is or becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may exercise their (a) Class A Rights, upon payment of the applicable purchase price (as adjusted pursuant to the Tax Asset Preservation Plan), to purchase Class A Common Shares (or other securities or assets as determined by the Board) with a market value of two times the applicable purchase price and (b) Class C Rights, upon payment of the applicable purchase price (as adjusted pursuant to the Tax Asset Preservation Plan), to purchase Class C Common Shares (or other securities or assets as determined by the Board) with a market value of two times the applicable purchase price.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Exchange

At any time after any Person becomes an Acquiring Person, the Board may exchange each Right (other than rights that have become null and void) at an exchange ratio of (a) one Class A Common Share per Class A Right and (b) one Class C Common Share per Class C Right (subject to adjustment in each case). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Tax Asset Preservation Plan) to or into a trust or other entity created upon such terms as the Board may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust or other entity. In the event that the Board determines, before the Distribution Date, to effect an exchange, the Board may delay the occurrence of the Distribution Date to such time as it deems advisable.

Treatment of OP Units and Class C Common Stock

If any Person becomes an Acquiring Person, the Company will cause the general partner of the OP (defined below), in its capacity as general partner of the OP, to take all actions necessary, including under that Third Amended and Restated Agreement of Exempted Limited Partnership of the OP, dated October 20, 2021 (the “OP Agreement”), so that any holder of any OP Units, other than any holder of OP Units who is an Acquiring Person or an Affiliate or Associate of an Acquiring Person, will be treated equitably vis-à-vis the holders of Class A Common Shares under the Tax Asset Preservation Plan. For the avoidance of doubt, if any holder of OP Units becomes an Acquiring Person (or is an Affiliate or Associate of a Person who becomes an Acquiring Person), then the proper provision under the OP Agreement for the dilution of such Person, including such Person’s OP Units, will be deemed to be equitable treatment.

Redemption

The Board may redeem all (but not less than all) of the Rights for a redemption price of $0.001 per Right at any time before the date that is 10 days after the Share Acquisition Date. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the redemption price. The Board may adjust the redemption price if we declare a stock split or issue a stock dividend on the Common Shares.

Amendments

Subject to the Stockholders Agreement (as defined below), the terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that at any time after Rights cease to be redeemable, no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

First Amendment to Stockholders Agreement

On April 7, 2023, the Company entered into a First Amendment (the “First Amendment”) to the Stockholders Agreement, dated as of October 20, 2021, by and among the Company and the stockholders named therein (the “Stockholders Agreement”). The First Amendment provides that (i) the Company shall not amend, modify, supplement or waive any terms of the Tax Asset Preservation Plan without the prior written approval of SVF 1 and SVF 2 (as defined in the First Amendment) and (ii) for so long as the SVF 1 and SVF 2 collectively hold a number of shares representing more than 50% of the outstanding voting securities of the Company, (x) the Board and Company shall consult with and seek the input of SVF 1 and SVF 2 prior to adopting a stockholder rights agreement other than the Tax Asset Preservation Plan (an “Other Stockholder Rights Agreement”) and (y) in the event that the Company adopts an Other Stockholder Rights Agreement, then upon the written request of SVF 1 or SVF 2, the Board and Company shall take all necessary actions to promptly call a special meeting of stockholders of the Company for the purpose of allowing stockholders to vote to terminate the Other Stockholder Rights Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K above is incorporated herein by reference.

Item 8.01	Other Events.

On April 7, 2023, the Company issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Tax Asset Preservation Plan, dated as of April 7, 2023, between WeWork Inc. and Continental Stock Transfer & Trust Company, as rights agent.

10.1	First Amendment to the Stockholders Agreement, dated as of April 7, 2023, by and among WeWork Inc. and the stockholders named therein.

99.1	Press Release Announcing the Tax Asset Preservation Plan, dated April 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the Specified Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the Specified Transactions, and certain stockholder approvals, WeWork filed with the SEC a preliminary proxy statement. The proxy statement is in preliminary form, and WeWork intends to file a definitive proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISION, WEWORK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE SPECIFIED TRANSACTIONS AND CERTAIN STOCKHOLDER APPROVALS, OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIFIED TRANSACTIONS AND CERTAIN STOCKHOLDER APPROVALS, AND THE PARTIES TO THE SPECIFIED TRANSACTIONS. WeWork’s stockholders and investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. WeWork stockholders and investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a written request to WeWork Inc., 75 Rockefeller Plaza, 10th Floor, New York, NY 10019, Attention: Investor Relations or from WeWork’s website, www.investors.wework.com.

PARTICIPANTS IN THE SOLICITATION

WeWork and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of WeWork in respect of certain stockholder approvals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of WeWork in respect of certain stockholder approvals, including a description of their direct or indirect interests, by security holdings or otherwise, is available in WeWork’s preliminary proxy statement, which was filed with the SEC on April 3, 2023, and will be set forth in WeWork’s definitive proxy statement. Information regarding WeWork’s directors and executive officers is also contained in WeWork’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated April 7, 2022, which are filed with the SEC, and certain of WeWork’s Current Reports on Form 8-K, filed with the SEC on May 26, 2022, June 27, 2022, August 11, 2022, December 2, 2022, February 7, 2023, February 21, 2023, and March 17, 2023.

FORWARD-LOOKING STATEMENTS

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the Specified Transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, the terms of the Specified Transactions, which are highly uncertain; WeWork’s ability to complete the Specified Transactions on the terms contemplated or at all; WeWork’s ability to obtain the required stockholder approvals; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: April 7, 2023	By:	/s/ Sandeep Mathrani
	Name:	Sandeep Mathrani
	Title:	Chief Executive Officer